Exhibit 32.1

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 I hereby certify that:

I have reviewed the annual report of International Baler Corporation on Form 10-K for the year ended October 31, 2015 (the “Report”);

To the best of my knowledge, the Report (i) fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and (ii) the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of International Baler Corp. and its subsidiary during the period covered by this Report.

INTERNATIONAL BALER CORPORATION
(Registrant)

By:	/s/ D. Roger Griffin
Chief Executive Officer

Dated:	January 28, 2016